Exhibit 99.5

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
June 30, 1998



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.9800%



        Excess Protection Level
          3 Month Average   5.02%
          June, 1998   4.58%
          May, 1998   4.75%
          April, 1998   5.73%


        Cash Yield                                  17.67%


        Investor Charge Offs                         5.10%


        Base Rate                                    7.98%


        Over 35 Day Delinquency                      5.06%


        Seller's Interest                           12.61%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $ 35,974,950,178.51


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,536,555,660.02